PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8.    PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	US$

Electronics and office equipment	43,315	54,615	45,816	6,581
Motor vehicles	11,804	11,893	11,706	1,681
Leasehold improvements	106,904	118,925	119,317	17,139

Property and equipment, cost	162,023	185,433	176,839	25,401
Less: Accumulated depreciation	(56,521)	(88,238)	(112,727)	(16,192)

Property and equipment, net	105,502	97,195	64,112	9,209

Depreciation expenses from continuing operations for the years ended December 31, 2017, 2018 and 2019 were approximately RMB13,181,  RMB31,027 and RMB32,017 (US$4,599), respectively. Depreciation expenses from discontinued operations were approximately RMB219, RMB42 and nil for the years ended December 31, 2017, 2018 and 2019, respectively.